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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         July 12, 1999
                                                --------------------------------


                                  GANTOS, INC.
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             (Exact name of registrant as specified in its charter)

         Michigan                      0-14577                 38-1414122
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


1266 E. Main Street, Fifth Floor, Stamford, Connecticut           06902
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code       (203) 358-0294
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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On July 12, 1999, the Company appointed the accounting firm of Deloitte & Touche LLP, independent public accountants, to audit and report upon the financial statements of the Company for the year ending January 29, 2000. The Audit Committee of the Board of Directors of the Company approved this appointment of independent accountants. During the two most recent fiscal years, and the subsequent interim period before engaging Deloitte & Touche LLP, neither the Company, nor anyone acting on its behalf, consulted with Deloitte & Touche, LLP regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company's financial statements.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 14, 1999                                  GANTOS, INC.
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                                                       (Registrant)

                                            By:   /Arlene H. Stern/
                                                --------------------------------
                                                  Arlene H. Stern

                                            Its:  President and Chief Executive
                                                  Officer